EXHIBIT 99.1

Media Contact:                    Investor Relations Contact:
Evelyn Mitchell                    Dana Nolan
(205) 264-4551                    (205) 264-7040

Regions Financial Corporation Commences Offer to Purchase Certain
of Its Outstanding Senior Debt Securities

BIRMINGHAM, Ala. - August 11, 2016 - Regions Financial Corp. (“Regions”) (NYSE:RF) announced today that it has commenced a cash tender offer to purchase any and all of its outstanding 2.00% Senior Notes due 2018 (the “Notes”).
The purchase price for each $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the tender offer (the “Consideration”) will be determined by reference to the fixed spread specified below (the “Fixed Spread”) over the yield (the “Reference Yield”) based on the bid side price of the Reference U.S. Treasury Security specified below as calculated by the Lead Dealer Manager (as defined below) at 2:00 p.m., New York City time, on August 18, 2016 (such time and date, as the same may be extended, the “Price Determination Date”). Holders of Notes that are validly tendered (and not subsequently validly withdrawn) and accepted for purchase will receive the Consideration. In order to be eligible to receive the Consideration, holders of Notes must validly tender their Notes at or before the Expiration Time (as defined below). All holders whose Notes are accepted for purchase will also receive accrued and unpaid interest on the purchased Notes from the last interest payment date for such Notes up to, but excluding, the Settlement Date (as defined below).

Title of Security	CUSIP	Aggregate Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page(1)	Fixed Spread (Basis Points)	Hypothetical Consideration(2)
2.00% Senior Notes due 2018	7591EPAJ9	$750,000,000	0.750% due 7/31/2018	PX1	50	$1,013.24

(1)	The applicable page on Bloomberg from which the Lead Dealer Manager will quote the bid side price of the Reference U.S. Treasury Security.

(2)
Per $1,000 principal amount of Notes validly tendered before the Expiration Time, not validly withdrawn and accepted for purchase. Hypothetical Consideration is based on the Reference Yield of the Reference U.S. Treasury Security set forth above as of 2:00 p.m., New York City time, on August 10, 2016, an assumed maturity date of April 15, 2018 (the “Par Call Date”), and a hypothetical Settlement Date of August 19, 2016. The actual Reference Yield of the Reference U.S. Treasury Security will be determined by the Lead Dealer Manager (as defined herein) based on certain quotes available at the Price Determination Date.

The tender offer will expire at 5:00 p.m., New York City time, on August 18, 2016, unless extended or earlier terminated (the “Expiration Time”). Holders who have validly tendered their Notes may withdraw such Notes at any time at or before the Expiration Time. Regions expects to pay the Consideration for Notes validly tendered and not validly withdrawn before the Expiration Time on August 19, 2016, the first business day following the Expiration Time (the “Settlement Date”). Regions expects to pay the Consideration for Notes, if any, validly tendered pursuant to the guaranteed delivery procedures and accepted for payment (to the extent that such Notes are not delivered prior to the Expiration Time) on August 23, 2016, the third business day following the Expiration Time. For the avoidance of doubt, we will not pay accrued interest for any periods following the Settlement Date in respect of any Notes accepted in the tender offer. The tender offer is conditioned upon satisfaction of certain conditions, but is not conditioned upon any minimum amount of Notes being tendered.
The complete terms and conditions of the tender offer are set forth in the Offer to Purchase, dated August 11, 2016 (the “Offer to Purchase”) and in the related Letter of Transmittal and Notice of Guaranteed Delivery, along with any amendments and supplements thereto, which holders are urged to read carefully before making any decision with respect to the tender offer. Regions has retained Deutsche Bank Securities Inc. to act as Lead Dealer Manager in connection with the tender offer. Mischler Financial Group, Inc. will also act as Co-Dealer Manager. Copies of the Offer to Purchase and the related Letter of Transmittal and Notice of Guaranteed Delivery may be obtained from Global Bondholder Services Corporation, the Tender and Information Agent for the tender offer, by phone at (212) 430-3774 (banks and brokers) or (866) 470-4200 (all others) or online at http://www.gbsc-usa.com/Regions/. Questions regarding the tender offer may also be directed to the Lead Dealer Manager as set forth below:

Deutsche Bank Securities
60 Wall Street
New York, New York 10005
ATTN: Liability Management Group
Toll Free: (866) 627-0391
Collect: (212) 250-2955
This news release is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offer is being made only by, and pursuant to the terms of, the Offer to Purchase and the related Letter of Transmittal and Notice of Guaranteed Delivery. The tender offer is not being made in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction where the laws require the tender offer to be made by a licensed broker or dealer, the tender offer will be made by the Lead Dealer Manager and the Co-Dealer Manager on behalf of Regions. None of Regions, the Tender and Information Agent, the Lead Dealer Manager, the Co-Dealer Manager or the Trustee with respect to the Notes, nor any of their affiliates, makes any recommendation as to whether holders should tender or refrain from tendering all or any portion of their Notes in response to the tender offer.
About Regions Financial Corporation
Regions Financial Corporation (NYSE:RF), with $126 billion in assets, is a member of the S&P 500 Index and is one of the nation’s largest full-service providers of consumer and commercial banking, wealth management, mortgage, and insurance products and services. Regions serves customers across the South, Midwest and Texas, and through its subsidiary, Regions Bank, operates approximately 1,600 banking offices and 2,000 ATMs. Additional information about Regions and its full line of products and services can be found at www.regions.com.

Forward-looking statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities Regions serves, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect Regions’ lending and other businesses and Regions’ financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on Regions’ earnings.

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The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to Regions and general economic conditions that Regions is not able to predict.

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Possible changes in market interest rates or capital markets could adversely affect Regions’ revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of Regions’ goodwill or other intangibles, or any adjustment of valuation allowances on Regions’ deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where Regions’ allowance for loan losses may not be adequate to cover its eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•
Regions’ inability to effectively compete with other financial services companies, some of whom possess greater financial resources than Regions does and are subject to different regulatory standards than Regions is.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase Regions’ funding costs.

•	Regions’ inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on its revenue.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against Regions or any of its subsidiaries.

•
Changes in laws and regulations affecting Regions’ businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require Regions to change certain business practices, increase compliance risk, reduce its revenue, impose additional costs on Regions, or otherwise negatively affect Regions’ businesses.

•
Regions’ ability to obtain a regulatory non-objection (as part of the comprehensive capital analysis and review (“CCAR”) process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact Regions’ ability to return capital to stockholders and market perceptions of Regions.

•	Regions’ ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Regions’ ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including Regions’ ability to generate capital internally or raise capital on favorable terms, and if Regions fails to meet requirements, its financial condition could be negatively impacted.

•
The Basel III framework calls for additional risk-based capital surcharges for globally systematically important banks. Although Regions is not subject to such surcharges, it is possible that in the future Regions may become subject to similar surcharges.

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The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which Regions or any of its subsidiaries is a party, and which may adversely affect Regions’ results.

•	Regions’ ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support its business.

•	Regions’ ability to execute on its strategic and operational plans, including Regions’ ability to fully realize the financial and non-financial benefits relating to its strategic initiatives.

•	The success of Regions’ marketing efforts in attracting and retaining customers.

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Possible changes in consumer and business spending and saving habits and the related effect on Regions’ ability to increase assets and to attract deposits, which could adversely affect Regions’ net income.

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Regions’ ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of its products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by Regions’ customers, employees or business partners.

•	Any inaccurate or incomplete information provided to Regions by its customers or counterparties.

•	The risks and uncertainties related to Regions’ acquisition and integration of other companies.

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Inability of Regions’ framework to manage risks associated with its business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act.

•	The inability of Regions’ internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly on Regions’ businesses.

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The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes and environmental damage, which may negatively affect Regions’ operations and/or its loan portfolios and increase its cost of conducting business.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of Regions’ borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•	Regions’ inability to keep pace with technological changes could result in losing business to competitors.

•
Regions’ ability to identify and address cyber-security risks such as data security breaches, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt Regions’ business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; increased costs; losses; or adverse effects to Regions’ reputation.

•	Regions’ ability to realize its efficiency ratio target as part of its expense management initiatives.

•
Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of Regions’ customers to access their accounts and conduct banking transactions.

•	Possible downgrades in Regions’ credit ratings or outlook could increase the costs of funding from capital markets.

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The effects of problems encountered by other financial institutions that adversely affect Regions or the banking industry generally could require Regions to change certain business practices, reduce its revenue, impose additional costs on Regions, or otherwise negatively affect Regions’ businesses.

•
The effects of the failure of any component of Regions’ business infrastructure provided by a third party could disrupt its businesses; result in the disclosure and/or misuse of confidential information or proprietary information; increase its costs; negatively affect its reputation; and cause losses.

•	Regions’ ability to receive dividends from its subsidiaries could affect its liquidity and ability to pay dividends to stockholders.

•
Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies could materially affect how Regions reports its financial results.

•	Other risks identified from time to time in reports that we file with the SEC.

•	The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.

The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission.

The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.